SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 15, 1997 (June 30, 1997)


                           GREENMAN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       1-13776                    71-0724248
 (State or other               (Commission                    (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                         Lynnfield, Massachusetts 01450
          (Address of principal executive offices, including zip code)




                                 (617) 224-2411
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On June 30, 1997, GreenMan Acquisition Corp. ("GAC"), a wholly-owned subsidiary of GreenMan Technologies, Inc., ("GMTI" or the "Registrant") acquired all of the capital stock of each of (i) BFI Tire Recyclers of Minnesota, Inc. ("BTM"), a wholly-owned subsidiary of Browning-Ferris Industries of Minnesota, Inc. ("BFIM") and (ii) BFI Tire Recyclers of Georgia, Inc. ("BTG"), a wholly-owned subsidiary of Browning-Ferris Industries of Georgia, Inc. ("BFIG"). BFIG and BFIM are both wholly-owned subsidiaries of Browning Ferris Industries, Inc. ("BFI"). The acquisition was made pursuant to that certain Purchase and Sale Agreement, dated as of June 30, 1997, by and among GMTI, GAC, BFI, BFIM and BFIG and included in this Report as Exhibit 2. Further information about the acquisition reported hereby may be found in the Registrant's press release of July 7, 1997, included as Exhibit 99 to this Report.

         In consideration for the capital stock of BTM and BTG, GAC paid BFI $5,408,830, which amount was determined, (a) as to $3,600,000 of such amount, by negotiation among the parties and (b) as to the balance, by the value of BTG's and BTM's working capital. Of such consideration, $650,000 was paid from proceeds of the private placement in April 1997 of Convertible Notes due October 1998 and Common Stock Purchase Warrants and $4,758,830 was financed by a short-term loan from BFI to GAC, which loan must be repaid by September 30, 1997. The repayment of such loan is guaranteed by GMTI and is secured by all of BTM's assets, all of BTG's assets and by a pledge by GAC of all of the capital stock of BTG and BTM. The Registrant expects to refinance such loan prior to its maturity.



Item 7. Financial Statements and Exhibits

         (a) Financial Statements and Exhibits

          As of the date of filing of this Current Report on 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

         (b)  Pro Forma Financial Information

         As of the date of filing of this Current Report on 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

(c)  Exhibits


         Exhibit 2 Purchase and Sale Agreement, dated as of June 30, 1997, by and among GreenMan Technologies, Inc. ("GMTI"), GreenMan Acquisition Corp. ("GAC"),
                           Browning Ferris Industries, Inc. ("BFI"), Browning-Ferris Industries of Minnesota, Inc. ("BFIM") and Browning-Ferris Industries of Georgia ("BFIG").

         Exhibit 10(a) Promissory Note dated as of June 30, 1997 made by GAC to BFIM and BFIG.

         Exhibit 10(b)     Noncompetition,      Nonsolicitation     and
                           Confidentiality Agreement, dated as of June 30, 1997, by and among GMTI, GAC, BFI, BFIM and BFIG.

         Exhibit 10(c) Security Agreement, dated as of June 30, 1997, by and between BFI Tire Recyclers of Georgia, Inc. and BFIG.

         Exhibit 10(d) Security Agreement, dated as of June 30, 1997, by and between BFI Tire Recyclers of Minnesota, Inc. and BFIM.

         Exhibit 10(e) Pledge Agreement, dated as of June 30, 1997, by and among GAC, BFIM and BFIG.

         Exhibit 10(f) Guaranty Agreement, dated as of June 30, 1997 by and among GMTI, BFIM and BFIG.

         Exhibit 99        Press Release, dated July 7, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENMAN TECHNOLOGIES, INC.
                                            (Registrant)



                                            By:  /s/ Maurice E. Needham
                                                 Maurice E. Needham
                                                 Chief Executive Officer


Date:  July 15, 1997